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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                August 16, 1999
                                ---------------
                       (Date of earliest event reported)

                                CMI Corporation
                                ---------------
            (Exact name of registrant as specified in its charter)

      Oklahoma                      1-5951                       73-0519810
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(State or other jurisdiction      (Commission                  (IRS Employer
 of incorporation)                File Number)               Identification No.)

I-40 and Morgan Road, P. O. Box 1985, Oklahoma City, Oklahoma          73101
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(Address of principal executive offices)                             (Zip Code)

                                (405) 787-6020
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              Registrant's telephone number, including area code

Item 5.  Other Events.

     On August 16, 1999, CMI Corporation ("CMI") announced the retirement of Bill Swisher from his executive officer position with CMI. Mr. Swisher will continue to serve as the Chairman of the Board of Directors of CMI. In addition, Mr. Swisher has agreed to a two-year consulting arrangement with CMI.

     A copy of the press release announcing the retirement of Mr. Swisher is filed as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.
         --------

         99.1     Press Release of CMI Corporation dated August 16, 1999.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CMI CORPORATION



Date: August 16, 1999               By:  /s/ Tom Engelsman
                                         --------------------------------------
                                         Tom Engelsman, Chief Executive Officer